                                                                   EXHIBIT 10.17


                            NEWCO SHAREHOLDERS DEED


                                                                         PARTIES

                                                     CENTURY COMMUNICATIONS CORP

                                               CENTURY PROGRAMMING VENTURES CORP

                                              UNITED INTERNATIONAL HOLDINGS INC.

                                                  UIH AUSTRALIA PROGRAMMING INC.

                                                                             AND

                                             CENTURY UNITED PROGRAMMING VENTURES
                                                                     PTY LIMITED

                                                                        (`Newco)



                                                                           DATED

                                                                         30/6/95



                                                            TRESS COCKS & MADDOX
                                                           Solicitors & Notaries
                                                                        Level 20
                                                                 135 King Street
                                                               SYDNEY  NSW  2000

                                                                   DX 123 SYDNEY
                                                             Tel:  (02) 221.2744
                                                             Fax:  (02) 221.4988
                                                                       Ref:  AJS
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                               TABLE OF CONTENTS
- -------------------------------------------------------------------------------

DEFINITIONS AND INTERPRETATIONS.............................................  2

     Interpretation.........................................................  3

PURPOSE.....................................................................  4

INITIAL SUBSCRIPTION........................................................  5

SALE AND PURCHASE...........................................................  5

COMPLETION..................................................................  6

CLOSURE OF JOINT VENTURE AGREEMENT..........................................  7

FUNDING PRINCIPLES..........................................................  8

MANAGEMENT OF Newco.........................................................  9

     Board of Directors.....................................................  9

     Management............................................................. 10

     Employees.............................................................. 10

     Sharing of Profits..................................................... 11

     Articles of Association................................................ 11

TERM AND TERRITORY.......................................................... 11

CONFIDENTIALITY............................................................. 12

TERMINATION................................................................. 12

GUARANTEE BY UIH Inc........................................................ 13

GUARANTEE BY CCC............................................................ 14

GENERAL..................................................................... 16

SCHEDULE 1:  SALE OF SHARES................................................. 20

SCHEDULE 2:  ADDRESSES..............................Error Bookmark not defined.

EXHIBIT 1................................................................... 24

THIS DEED dated  30 June 1995

PARTIES CENTURY COMMUNICATIONS CORP, a Texas corporation, of 50 Locust Avenue, New Canaan, Connecticut, U.S.A. 06840 (`CCC');

         CENTURY PROGRAMMING VENTURES CORP. a Nevada corporation, c/- 50 Locust Avenue, New Canaan, Connecticut, USA 06840 (`Century');

         UNITED INTERNATIONAL HOLDINGS INC a company incorporated in the State of Delaware and having its office at 4643 South Ulster Street, Denver, Colorado, USA (`UIH Inc')

         UIH AUSTRALIA PROGRAMMING INC. a company incorporated under the laws of the State of Colorado, USA, of 4643 South Ulster Street, Denver, Colorado, USA (`UIH Australia'); and

         CENTURY UNITED PROGRAMMING VENTURES PTY LIMITED (A.C.N. 069 957 759) of Level 2, 100 Harris Street, Pyrmont, NSW, 2009 (`Newco').

INTRODUCTION

A.   Century and UIH Australia are shareholders of XYZ and Newco.

B. Each of Century and UIH Australia has agreed to sell their shares in XYZ to Newco in consideration for the issue to them of that number of shares in Newco shown opposite their respective names in clause 4.1.

C. XYZ is engaged in the business of developing, packaging and licensing program services or channels for the purposes of subscription television broadcasting.

D. Foxtel proposes to enter into the Joint Venture Agreement with, amongst others, Newco, for the development and production of channels by XYZ.

E. This Deed establishes certain rights and obligations between Century and UIH Australia in respect of Newco and XYZ.
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                                      -2-

IT IS AGREED

1.   DEFINITIONS AND INTERPRETATIONS

1.1 In this Deed all words have the meaning referred to in the Joint Venture Agreement unless defined below, and unless the context otherwise requires:

     `A$' or `Australian dollars' means the lawful currency of the Commonwealth of Australia;

     `Board' means the board of directors of Newco;

     `Closure' means closure of the Joint Venture Agreement;

     `Completion' means the completion of the sale and purchase of the XYZ Shares as provided in Clause 6;

     `Completion Date' means the day on which Completion takes place;

     `Financial Year' means each period of 12 months ending on 30 June;

     `Further Ventures Agreed Terms' means the document entitled `Agreed Terms' between CCC, Century, UIH Inc. and UIH Australia entered into on or about the date of this Agreement and attached as Exhibit 1 and the long form of such agreement to be entered into in accordance with the Agreed Terms;

     `Foxtel' means Foxtel Management Pty Limited (ACN 068 671 938) of Level 5, 182 George Street, Sydney as agent for the Foxtel Partnership;

     `Joint Venture Agreement' means the heads of agreement for joint venture entered into between Newco, Foxtel and others on or before the date of this Deed in relation to the development and production of channels by XYZ and agreements ancillary to that agreement including this Deed;

     `Memorandum of Intent' means the agreement between CCC and UIH Inc. dated 13 October 1994 in respect of the establishment of XYZ;

     `Securities' has the same meaning given to that term in the Joint Venture Agreement and includes Shares;

     `Shareholder' means Century and UIH Australia and any other person who may subsequently Acquire Securities;
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                                      -3-

     `Share' means a fully paid ordinary share of A$1.00 par in the capital of Newco from time to time;

     `Territory' has the meaning given to it in clause  10.2;

     `XYZ' means XYZ Entertainment Pty Limited (ACN 066 812 119) of Level 2, 100 Harris Street, Pyrmont, NSW 2009; and

     `XYZ Shares' means the shares in XYZ held respectively by Century and UIH Australia.

1.2  Interpretation

     In this Deed, unless the context otherwise requires:

     (a) headings and underlinings are for convenience only and do not affect the interpretation of this Deed;

     (b)  words importing the singular include the plural and vice versa;

     (c)  words importing a gender include any gender;

     (d) other parts of speech and grammatical forms of a word or phrase defined in this Deed have a corresponding meaning;

     (e) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

     (f)  a reference to any thing includes a part of that thing;

     (g) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this Deed and a reference to this Deed includes any annexure, exhibit and schedule;

     (h) a reference to any statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

     (i) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;
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                                      -4-

     (j) a reference to a party to a document includes that party's successors and permitted assigns;

     (k) where the day on or by which any thing is to be done is not a Business Day, that thing must be done or by the preceding Business Day;

     (l) no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Deed or any part of it;

     (m) where a defined term includes two or more persons, a covenant or agreement on the part of those two or more persons binds them jointly and severally;

     (n) a reference to any of the terms `include', `includes' and `including' is deemed to mean `include', `includes', or `including' (as the case may be) without limitation;

     (o) a reference to an agreement other than this Deed includes an undertaking, agreement or legally enforceable arrangement or understanding whether or not in writing;

     (p) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

     (q) a reference to a document includes any agreement in writing, or any certificate notice, instrument or other document of any kind.

1.3 Each party will ensure that its Affiliates comply with any relevant terms of this Deed. Nothing in this clause relieves any party executing this Deed from its primary obligation to perform this Deed in accordance with its terms.

1.4 Each party hereto warrants to the other parties, on behalf of itself only, that it has full power and authority and has taken all necessary corporate and other action to enable it to enter into this Deed.

2.   PURPOSE

2.1  The purposes of this Deed are:

     (a) to provide for the acquisition by Newco of the XYZ Shares from Century and UIH Australia in exchange for Shares in Newco; and

     (b) to set out the parties respective rights and responsibilities in relation to the funding and management of Newco.

2.2 This Deed supersedes the Memorandum of Intent and CCC, Century, UIH Inc. and UIH Australia:

     (a) release each other from all claims arising on or prior to the date of this Deed or in connection with the Memorandum of Intent or in connection with the XYZ Group and any other arrangements between them in relation to the production of channels; and that Memorandum or the XYZ Group arising on or prior to the date of this Deed; and

     (b) acknowledge that they have no obligations or rights in relation to each other, after the date of this Deed except as contained in this Deed, the Further Ventures Agreed Terms and, subject to Closure, the Joint Venture Agreement.

3.   INITIAL SUBSCRIPTION

     Century and UIH Australia acknowledge that prior to the date of this Deed, each of them have subscribed for one share of $1.00 each in the capital of Newco.

4.   SALE AND PURCHASE

4.1 Century and UIH Australia each hereby agree to sell to Newco and Newco hereby agrees to buy from each of Century and UIH Australia the XYZ Shares in consideration for the issue to Century and UIH Australia of the following number of Shares in Newco (`the Rollover Shares'):

                  Shareholder            Rollover Shares

                  Century                        1

                  UIH Australia                  1

4.2  Each of Century and UIH Australia warrant to Newco that:

     (a) the XYZ Shares constitute the whole of the issued securities (debt and equity, including options for debt or equity) in XYZ;

     (b) on transfer, the XYZ Shares respectively owned by them are unencumbered;

     (c) each is entitled to and competent to sell and transfer the XYZ Shares respectively owned by them pursuant to the articles of association of XYZ; and

     (d) prior to Completion, it shall not assign or create any charge or other security interest over or in the whole or any part of its interest in the XYZ Shares respectively owned by them.

5.   CONDITIONS PRECEDENT

5.1 The obligations of the parties to complete the sale and purchase of the XYZ shares are subject to and do no become binding until the earlier of:

     (a) the parties obtaining the unconditional approval of the Australian Treasurer, or the Treasurer indicating to Newco that there is no objection to the acquisition by Newco of the XYZ Shares; or

     (b) the expiration of the relevant period following the giving of notice under the Section of the Foreign Acquisitions and Takeovers Act 1975 without any order or prohibition being made under any other section of that Act.

5.2 If the condition set above is not fulfilled within 40 days of the date of notice to the Treasurer under 5.1 (or such other time as the parties may agree) then the obligations of the parties under clauses 4 and 6 of this Deed are terminated, whereupon:

     (a) clauses 4 and 6 of this Deed shall be deemed to be rescinded ab initio and of no further force or effect and shall be severed from this Deed; and

     (b) the parties shall negotiate in good faith to agree on a new venture or structure (with the same or equivalent protections, benefits and participations) to hold their respective interests in XYZ to enable them to complete, with Foxtel, the purpose of the Joint Venture Agreement.

5.3 The parties must use their respective best endeavours to ensure that the condition referred to in clause 5.1 is satisfied by the date specified in clause 5.2.

6.   COMPLETION

6.1 Completion shall take place 2 Business Days after fulfilment of the condition referred to in clause 5.1.

6.2  On the Completion Date:

     (a) Century and UIH Australia must each deliver to Newco a properly executed and registrable transfer in respect of the XYZ Shares respectively held by them in favour of Newco together with the relative script;

     (b) Century and UIH Australia will procure and cause a directors meeting of XYZ to be held at which the registration of the share transfers to Newco shall, subject to payment of any stamp duty, be approved; and

     (c) Newco must resolve to issue to each of Century and UIH Australia the Rollover Shares specified in clause 4.1.

7.   CLOSURE OF JOINT VENTURE AGREEMENT

7.1 It is the intention of the parties that after Closure of the Joint Venture Agreement Newco will:

     (a)  hold 50% of the issued share capital in XYZ;

     (b) perform, and will procure XYZ to perform, the Joint Venture Agreement and any other agreement referred to in the Joint Venture Agreement and to which Newco is a party (including the Newco Personnel Agreement and the Management Agreement) in accordance with the Master Business Plan and the XYZ budget; and

     (c) provide personal and/or management services to other parties in accordance with the Further Ventures Agreed Terms.

7.2 Century and UIH Australia undertake to use their best endeavours to procure Newco's compliance with its obligations under the Joint Venture Agreement.

7.3  If Closure does not occur, the parties acknowledge that:

     (a)  Newco will own 100% of the issued capital of XYZ;

     (b) XYZ's business will be limited to the development of the Licence A Package which is to be supplied to CCPTV in accordance with the terms of the Channel Supply Agreement; and

     (c) notwithstanding clause 2.2(b) the parties' relationship will be governed only by this Deed and the Further Ventures Agreed Terms.

                                      -8-
8.   FUNDING PRINCIPLES

8.1  All parties agree, subject to any Master Business Plan:

     (a) capital or funding required by Newco to meet its obligations under any Master Business Plan or in accordance with any resolution of the Board of XYZ shall be contributed equally or in such adjusted percentages as result from the operation of clause 8.1( d) by Century and UIH Australia in the same character (eg. debt or Securities) and in the same manner and on or by the Call Date referred to in clause 4.2A of the Joint Venture Agreement;

     (b) neither Century nor UIH Australia may require repayment by Newco of any loans to Newco or redemption of any Securities in Newco without the prior written consent of the other;

     (c) Newco may only repay any loan to either Century or UIH Australia or redeem any Securities if it also repays or redeems (as the case may be) an equal amount at the same time to the other (or an amount that is proportionate to their interest in Securities in Newco if clause 8.1(d) applies);

     (d) if either Century or UIH Australia (in either instance a `Non-Contributor') fails to contribute capital or funding to Newco required to enable Newco to meet its obligations referred to in Clause 8.1(a) prior to 7 days after the Call Date as defined in the Joint Venture Agreement (time of the essence) then:

          (i) the other (`the Contributor') may contribute all capital or funding required by Newco to enable Newco to comply with its obligations to XYZ and shall give the Non-Contributor a notice under this clause of its contribution, and

          (ii) the Non-Contributor shall have 30 days (time of the essence) from the Call Date to contribute its share of the capital or funding and if it makes such contribution within that time then:

               (A) Newco shall immediately reimburse to the Contributor an amount equal to the Non-Contributor's contribution; and

               (B) the Non-Contributor shall at the same time pay directly to the Contributor interest on that amount at 1.5% above the Contributor's bank's base rate for the period from the Call Date to the date of contribution under Clause 8.1(d)(ii); and

           (iii) If the Non-Contributor fails to contribute its capital or funding within 30 days (time of the essence) of the Call Date then the Non-Contributor's interest in Securities of Newco shall be diluted to a percentage of the total Securities of Newco then on issue. That percentage is determined as follows (in each case as at the Call Date):

                     A + B
                 P = ------ x 100%
                     C + D

                 P = the percentage.

                 A = the total of all amounts paid up by the Non-Contributor on all Securities held by it in Newco.

                 B = the total of all amounts on loan to Newco by the
                     Non-Contributor.

                 C = the total of all amounts paid up by Century and UIH
                     Australia on all Securities held by them in Newco.

                 D = the total of all amounts on loan to Newco by Century and
                     UIH Australia.

8.2 If, from time to time, either Century or UIH Australia's interest in Securities in Newco is less than 35%, then the relevant party shall not be entitled to representation on the Board and shall cease to have any rights under Clause 9.

8.3 The procedures for effecting the dilution of Securities referred to in Clause 8.1(d) shall be identical mutatis mutandis to the procedures for dilution of Securities to be agreed in the XYZ Shareholder's Agreement.

9.  MANAGEMENT OF NEWCO

9.1  Board of Directors

     (a)  The Board will consist of 4 directors.

     (b) Subject to Clause 8.2, each of Century and UIH Australia has the right to appoint 2 directors.

     (c) A quorum for a Board meeting is 2 of which 1 must be a director appointed by Century, and the other must be a director appointed by UIH Australia.

     (d) Each party will have the right to appoint their nominee as Chairman of the Board in each alternate financial year.

     (e)  The Chairman shall not have a casting vote.

     (f)  The first Chairman of the Board shall be nominated by Century.

     (g) A decision of the Board requires a unanimous vote which must include an affirmative vote from a representative of each of Century and UIH Australia.

     (h) Each of Century and UIH Australia shall have only one vote on each resolution or matter at a meeting of the Board, despite the number of members of the Board at any time appointed respectively by them.

     (i) Century and UIH agree that each of them will have the right to appoint half of Newco's directors to the Board of XYZ which will be not less than 1 for each of Century and UIH (the appointees to be Newco directors).

     (j) Newco's Board must agree (in accordance with this Clause 9.1) on the manner in which Newco's vote on the Board of XYZ is to be exercised and Newco's representatives on the Board of XYZ must comply with the resolution of Newco's Board and must not vote at any meeting of the Board of XYZ unless Newco's Board has resolved the manner in which the vote is to be exercised.

9.2  Management

     Unless otherwise required by this Deed, the day to day management and all key decisions of Newco shall be the responsibility of its Board and unless otherwise agreed or authorised by the Board all formal documents must be signed by 2 directors (one from Century and one from UIH Australia).

9.3  Employees

     (a)  On the date of this Deed, Newco will:

          (i) procure XYZ to terminate the employment of its key management personnel of XYZ, being those persons identified in Schedule 1 of the Newco Personnel Agreement; and

          (ii) offer employment to those persons on terms and conditions identical to those on which they were employed by XYZ;

     (b) On and after Closure of the Joint Venture Agreement Newco will offer employment to any other person whose employment the parties consider is necessary to enable Newco to meet its obligations under the Newco Personnel Agreement.

     (c) The parties will not during the term of this Deed, and for 2 years following termination of this Deed, solicit, canvass, induce or encourage any employee or agent of Newco to leave the employment or agency of Newco or within 2 years of any such person ceasing employment (for any reason) employ such person.

9.4  Use of Employees under Further Ventures

     At the request of Century, Newco's employees will be made available to third parties in accordance with the Further Ventures Agreed Terms.

9.5  Sharing of Profits

     Century and UIH Australia shall be entitled to share in and receive any distributions of profits of Newco in proportion to the Securities held.

9.6  Articles of Association

     The parties undertake to make any and all changes necessary to the Articles of Association of Newco to reflect the provisions of this Deed.

10.  TERM AND TERRITORY

10.1 This Deed may only be terminated by the express written consent of all parties or as contemplated in clause 12.1.

10.2 This Deed relates to Australia, its territories and possessions. All obligations under this Deed are to be performed in that territory.

10.3 Either Century or UIH Australia may issue a Sale Notice to the other in accordance with the procedures set out in Schedule 1 at any time but paragraph

      12 of Schedule 1 shall have no application until 5 years after the date of this Agreement.

11.   CONFIDENTIALITY

11.1 Each party must keep confidential and must not disclose confidential information disclosed to it by any of the other parties for the purposes of, or in relation to, this Deed. Each party must only use another parties' confidential information solely for the purposes of this Deed. This clause does not apply to any information which was obtained independently.

11.2 A party (`first party') may disclose the confidential information of another party only to those employees and advisers of the first party or its Affiliates who:

      (a) have a need to know (and only to the extent that each has a need to know);

      (b)  have agreed to keep that information confidential.

11.3 There will be no disclosure or public announcement made, procured or authorised by any party concerning the matters contemplated by this Deed without the other parties' prior written consent (including in relation to the nature, context and content of any such announcement), except that a party will be entitled to make any disclosure required by law, any Governmental Agency or by the rules of any relevant stock exchange, subject to that party first obtaining the other parties written consent to the nature, context or content of any such disclosure, which the other party must give within sufficient time to enable compliance with the law or the rules.

12.   TERMINATION

12.1 Each of Century and UIH Australia acknowledges that the other shall be entitled to terminate this Deed in any of the following eventualities:

      (a) if the other party is in breach of any material term or provision of this Deed and such breach is not remedied within 90 days of receiving notice to do so; or

      (b) if it shall effect an arrangement or composition of creditors or shall cease to carry on business or if a liquidator or receiver, administrator or manager is appointed over it or a substantial part of its assets.

12.2 In the event that this Deed is terminated by any party under Clause 12.1, the other party shall be deemed to have issued a Sale Notice on the date of such termination as defined and for the purposes envisaged in Schedule 1, (but paragraph 12 of the Schedule shall have no application).

13.   GUARANTEE BY UIH Inc.

13.1 UIH Inc guarantees to CCC and Century full and punctual performance of the obligations (including the obligations to pay money), warranties, representations, undertakings and indemnities of UIH Australia under and in relation to each and all of:

      (a)  this Deed; and

      (b)  the Further Ventures Agreed Terms; and

      (c) any agreements, arrangements or understandings consequent upon those documents,

      (all of which are referred to as `the Transaction Documents').

13.2 UIH Inc agrees that the provisions of this clause 13 in so far as they constitute monetary obligations constitute a guarantee of payment when due and not collection.

13.3 The obligations of UIH Inc pursuant to this clause 13 shall not be prejudiced by prior enforcement or release or waiver whether by the other or any other party of any other collateral or other right or security (including, without limitation, any rights under the Transaction Documents).

13.4 As a separate and independent covenant, if UIH Australia is in breach of any of the Transaction Documents, UIH Inc. undertakes to promptly perform or to promptly procure the performance of those Transaction Documents after written demand from CCC or Century and shall indemnify and keep indemnified each of CCC and Century severally against any loss, damage, claim or expense suffered or incurred by them (as the case may be) arising out of or in connection with that breach by UIH Australia of any Transaction Document.

13.5 This clause 13 shall be a continuing guarantee and indemnity and shall remain in full force and effect notwithstanding termination of this Deed until discharge of all of UIH Australia's obligations.

13.6 The obligations of UIH Inc pursuant to this clause 13 shall not be affected by:

      (a) the granting of time of other indulgence to UIH Australia or any other party to any of the Transaction Documents;

      (b) the compounding compromise relief abandonment waiver or variation of any of the rights of CCC or Century, unless in writing and expressed to waive this guarantee;

      (c)  the failure of CCC or Century to give notice;

      (d)  the obtaining by CCC or Century of a judgment against UIH Australia;

      (e) any rescission, waiver, amendment or modification of any of the Transaction Documents;

      (f) any legal limitation, disability or other circumstance relating to CCC or Century.

13.7 The obligations of UIH Inc. under this clause 13 shall be absolute and unconditional and shall not be subject to any defence of set-off, counter claim, recoupment or termination whatsoever.

14.   GUARANTEE BY CCC.

14.1 CCC guarantees to UIH Inc and UIH Australia the full and punctual performance of the obligations (including the obligations to pay money), warranties, representations, undertakings and indemnities of Century under and in relation to each and all of:

      (a)  this Deed;

      (b)  the Further Ventures Agreed Terms; and

      (c) any agreements, arrangements or understandings consequent upon those documents,

      (all of which are referred to as `the Transaction Documents').

14.2 CCC agrees that the provisions of this clause 14 in so far as they constitute monetary obligations constitute a guarantee of payment when due and not collection.

14.3 The obligations of CCC pursuant to this clause 14 shall not be prejudiced by prior enforcement or release or waiver whether by the other or any other party of any other collateral or other right or security (including, without limitation, any rights under the Transaction Documents).

14.4 As a separate and independent covenant, if Century is in breach of any of the Transaction Documents, CCC undertakes to promptly perform or to promptly procure the performance of those Transaction Documents after written demand from UIH Inc. or UIH Australia and shall indemnify and keep indemnified UIH Inc. and UIH Australia severally against any loss, damage, claim or expense suffered or incurred by them (as the case may be) arising out of or in connection with that breach by Century of any Transaction Document.

14.5 This clause 14 shall be a continuing guarantee and indemnity and shall remain in full force and effect notwithstanding termination of this Deed until discharge of all of Century's obligations.

14.6  The obligations of CCC pursuant to this clause 14 shall not be affected by:

      (a) the granting of time of other indulgence to Century or any other party to any of the Transaction Documents;

      (b) the compounding compromise relief abandonment waiver or variation of any of the rights of UIH Inc. or UIH Australia, unless in writing and expressed to waive this guarantee;

      (c)  the failure of UIH Inc. or UIH Australia to give notice;

      (d) the obtaining by UIH Inc. or UIH Australia of a judgment against Century;

      (e) any rescission, waiver, amendment or modification of any of the Transaction Documents;

      (f) any legal limitation, disability or other circumstance relating to UIH Australia or UIH Inc..

14.7 The obligations of CCC under this clause 14 shall be absolute and unconditional and shall not be subject to any defence of set-off, counter-claim, recoupment or termination whatsoever.

15.  GENERAL

15.1 Each party will provide the information, co-operation and assistance which any other party reasonably requires to comply with any terms of this Deed, obtain any consents, approvals or permits required by or as a result of this Deed.

15.2 All notices, documents and information exchanged between the parties will be sent by courier or facsimile to the address of such party as set out and in accordance with the Joint Venture Agreement.

15.3 A party may not assign its rights or obligations under this Deed except in accordance with Schedule 1.

15.4 This Deed may be executed in a number of counterparts, each of which shall be taken together, when duly executed by all named parties to the Deed and from exchange, to constitute a single Deed.

15.5 Any provision of this Deed which is illegal, void or unenforceable by or contrary to law will be ineffective to the extent only of that illegality, voidness or unenforceability by or contrariness to law, without invalidating the remaining provisions of this Deed. In such event, the parties shall negotiate in good faith a new provision which is not illegal, void or unenforceable by or contrary to law and which provides, or would provide the parties, with the same or equivalent benefits and participation as are provided by the provision which is illegal, void or unenforceable by or contrary to law.

15.6 Except as otherwise specifically provided in this Deed, each party must pay its own costs and expenses incidental to this Deed.

15.7 Each party must do all things necessary to give full effect to this Deed and transactions contemplated by this Deed.

15.8

      (a) A waiver, forbearance, abandonment, election or estoppel of, or affecting:

           (1)  a term of this Deed (including this clause 15.8);

           (2)  a right, power, authority, discretion or remedy under this Deed;

           (3) a right, power, authority, discretion or remedy created or arising on a breach of or default under this Deed;

           (4) the exercise of a right, power, authority, discretion or remedy referred to in either paragraphs (2) or (3).

           must be in writing, or, in the case of estoppel, must be based on a written statement signed by the party against whom the waiver, abandonment, election, forbearance or estoppel is claimed.

      (b) A failure or delay in the exercise, or a partial exercise, of a right, power, authority, discretion or remedy referred to in paragraphs (2) or (3) of clause 15.8(a) is not regarded as either a waiver, forbearance, abandonment or election or the basis of an estoppel, of or affecting any thing referred to in clause 15.8(a).

15.9 A variation of any term of this Deed must be in writing and signed by the parties.

15.10 The powers, rights and remedies of a party under this Deed do not exclude any other power, right or remedy.

15.11 This Deed is governed by and is to be construed in accordance with the laws of New South Wales and the parties submit to the non-exclusive jurisdiction of the courts for that jurisdiction.


EXECUTED as a Deed:


SIGNED for CENTURY                    )
PROGRAMMING VENTURES                  )
CORP. by its Attorney in the presence )
of:-                                  )

                                                 /s/ Andrew Tow
                                          ------------------------------------
                                          Authorised Signatory

      /s/ Anthony Serone                             Andrew Tow
- -----------------------------------       ------------------------------------
Witness                                   Name (please print)

          Anthony Serone
- -----------------------------------       ------------------------------------
Name (please print)                       Position

SIGNED for CENTURY                )
COMMUNICATIONS CORP. by its       )
Attorney in the presence of:-     )

                                                 /s/ Andrew Tow
                                          ------------------------------------
                                          Authorised Signatory

      /s/ Anthony Serone                             Andrew Tow
- -----------------------------------       ------------------------------------
Witness                                   Name (please print)

          Anthony Serone
- -----------------------------------       ------------------------------------
Name (please print)                       Position





SIGNED for UTH AUSTRALIA          )
PROGRAMMING, INC. by its          )
Attorney in the presence of:-     )

                                                  /s/ Donald F. Hagans
                                          ------------------------------------
                                          Authorised Signatory

      /s/ Bernadine Lai                               Donald F. Hagans
- -----------------------------------       ------------------------------------
Witness                                   Name (please print)

          Bernadine Lai                               Director
- -----------------------------------       ------------------------------------
Name (please print)                       Position




SIGNED for UNITED                    )
INTERNATIONAL HOLDINGS               )
INC. by its Attorney in the presence )
of:-                                 )


                                                  /s/ Donald F. Hagans
                                          ------------------------------------
                                          Authorised Signatory

      /s/ Bernadine Lai                               Donald F. Hagans
- -----------------------------------       ------------------------------------
Witness                                   Name (please print)

          Bernadine Lai                               Director
- -----------------------------------       ------------------------------------
Name (please print)                       Position

SIGNED for CENTURY UNITED          )
PROGRAMMING, VENTURES              )
PTY LIMITED by its Attorney in the )
presence of:-                      )

                                                  /s/ Donald F. Hagans
                                          ------------------------------------
                                          Authorised Signatory

      /s/ Bernadine Lai                               Donald F. Hagans
- -----------------------------------       ------------------------------------
Witness                                   Name (please print)

          Bernadine Lai                               Director
- -----------------------------------       ------------------------------------
Name (please print)                       Position

                        SCHEDULE 1:  SALE OF SECURITIES

In this Schedule `Securities' means Securities issued by Newco.

1.   Restriction on dealing with Securities

     Subject to the other provisions contained in this Schedule:

     (a) no Shareholder may transfer or otherwise deal with any of its Securities or beneficial interest in Securities; and

     (b) no Shareholder may transfer or deal in any way with only part of its holding of Securities and any transfer or dealing must be with all of the Securities held by that Shareholder.

2.   Meaning of Transfer

     In this Schedule, `transfer' in relation to Securities includes any agreement, offer or options to assign, sell, mortgage, charge, pledge or security, or otherwise dispose of Securities or rights in respect of Securities or of any beneficial interest in Securities.

3.   Exemptions

     Paragraph 1 does not apply to a transfer of Securities:

     (a) made by a Shareholder to any of its Affiliates provided that the Affiliate first executes in the Australian Capital Territory and delivers to the other parties a deed poll in favour of the other Shareholders in a form approved by all those parties, agreeing to be bound to this Deed or the terms of the Joint Venture Agreement (as the case may be) as if it were a party to this Deed or the Joint Venture Agreement (as the case may be);

     (b) made by an Affiliate of a Shareholder to any of the Shareholders' other Affiliates provided that the other Affiliate first executes in the Australian Capital Territory and delivers to the other parties a deed poll in favour of the other Shareholders in a form approved by all those parties, agreeing to be bound to this Deed or the Joint Venture Agreement (as the case may be) as if it were a party to this Deed or the Joint Venture Agreement (as the case may be);

     (c) consisting of a mortgage, charge or other security granted to a bank, acting in the ordinary course of ordinary banking business, where that bank has first executed in the Australian Capital Territory and delivered to the other parties a deed poll in favour of the parties to this Deed in a form approved by all those parties, agreeing to be bound by the provisions of this Deed or the Joint Venture Agreement (as the case may be) applicable to it and, in particular this Schedule, as if it were a party to this Deed or the Joint Venture Agreement (as the case may be);

     (d) made in accordance with paragraphs 4 to 14 (inclusive) of this Schedule; or

     (e) made in accordance with or as contemplated by any other provision of the Deed to which this is a Schedule.

4.   Giving Notice

     If any Shareholder (the `Seller') wishes to transfer any of its Securities it must give written notice (`Sale Notice') to the other Shareholders and the Board setting out particulars of the Securities to be transferred (the `Sale Securities') and agreeing to sell the Securities at Fair Market Value unless an exemption in paragraph 3 applies.

5.   Fair Market Value

     For the purpose of this Deed `Fair Market Value' means the percentage interest that the Sale Securities represent in the issued Securities of Newco multiplied by the fair market value of Newco's Securities in XYZ (`the XYZ Fair Market Value').

     The XYZ Fair Market Value is that amount determined by reference to the following:

     (a) within 10 days after receipt of a Sale Notice, the Board of Directors must nominate 2 duly qualified independent persons (`Valuers') to provide valuations of Newco's Securities in XYZ (`the XYZ Securities') and provide to the Valuers the following instructions:

          (i) each valuation must, as far as possible, be prepared independently of the other valuations;

          (ii) each valuation must be made of the price at which all of the XYZ Securities might reasonably be expected to be sold as at the date of the Sale Notice assuming:

                 (1)  a willing but not anxious buyer and seller;

                 (2) a reasonable period within which to negotiate a sale having regard to the nature of the XYZ Securities and the state of the market for Securities of the same kind;

                 (3) the XYZ Securities are reasonably exposed to the relevant market;

                 (4) no account is taken of the value or other advantage or benefit, additional to market value, to the buyer incidental to ownership of the XYZ Securities being valued;

                 (5) the Shareholder has sufficient resources to allow a reasonable period for the exposure of the XYZ Securities for sale;

                 (6) a goodwill component may (in appropriate circumstances) be attached to the value of the XYZ Securities; and

                 (7) the business is a going concern and will continue to be for the period of this Deed and the rights under this Deed have not expired or been terminated;

          (iii) each valuation must be completed as soon as reasonably practicable and in any event, within 45 days after instructions have been given to the Valuer;

          (iv) each valuation is to include all Shareholder loans to XYZ (and loans to XYZ by Century and UIH) as liabilities of XYZ;

          (v) if a Valuer requires any additional information, that Valuer should promptly and in any event within 10 days, request the information in writing from the Shareholder and the Board of Directors;

          (vi) the Valuers each act as experts not as arbitrators, and their decision is final and binding on all parties;

          (vii) the costs of the Valuers and of Newco or XYZ (if relevant) must be borne by the Shareholders in proportion to their holding of Securities;

          (viii) in all other respects, each Valuer may decide what procedures are to be followed in order to complete their respective valuation of the XYZ Securities; and

     (b) at all times, the Shareholder must provide all information and assistance reasonably requested by the Valuers on a timely basis to enable the Valuers to provide the valuations within the time periods in this paragraph 5.

     (c) Immediately after the Board of Directors obtains valuations of the XYZ Fair Market Value and informs the Shareholders of the Fair Market Value, the Seller may (and if it decides not to, then the Seller shall pay all the costs of the Valuer) give a further Sale Notice to the other Shareholders in accordance with paragraph 6 in respect of all its Securities at a price equal to the Fair Market Value, which shall be the average of the 2 valuations obtained under this paragraph multiplied by the percentage interest that the Sale Securities represent in the issued Securities of Newco. If the discrepancy between the 2 valuations obtained under this paragraph is greater than 20% of the average of the 2 valuations then the Valuers must appoint a third duly qualified independent person to provide a valuation of the XYZ Securities under the same instructions as in this paragraph and the Fair Market Value will be the average of the 2 closest valuations multiplied by the percentage interest that the Sale Securities represent in the issued Securities of Newco.

6.   Giving Notice

     The other Shareholders must respond in writing to the Seller within 7 days after issue of the further Sale Notice:

     (a)  accepting the offer of the Sale Securities; or

     (b)  advising that they do not wish to purchase the Sale Securities,

     and any Shareholder failing to give notice is deemed to have advised under paragraph 6(b) that it does not wish to purchase the Sale Securities.

7.   Acceptance of Offer

     If any Shareholder accepts the offer in respect of all of the Sale Securities, then, subject to paragraph 8, the Shareholders accepting the Offer must purchase and the Seller must sell the Sale Securities and paragraphs 9 and 10 shall have no force or effect.

8.   Excess Purchasers

     If under this Schedule there are any other Shareholders who wish to purchase more than the total number of Sale Securities then the Sale Securities must be shared between those Shareholders as follows:

     (a) between the Shareholders in proportion to their respective holdings of Securities, provided that:

     (b) no Shareholder is bound to acquire more Securities than it has accepted.

9.   Third Parties

     Subject to paragraph 7, in the 6 month period following the giving of Sale Notice referred to in clause 4, the Seller may transfer all of the Sale Securities to any third party for a price not lower than the Fair Market Value. If and when the Seller reaches agreement with a third party for a price lower than the Fair Market Value, the Seller must give written notice to all other Shareholders setting out the terms of the proposed sale.
     Those Shareholders then have until the expiration of 7 days after the giving of the notice to elect to buy the Sale Securities. If any of those other Shareholders give notice electing to purchase the Sale Securities, then the Seller must sell and the Shareholders giving notice must purchase the whole of the Sale Securities.

10.  Transfer to Third Parties

     Subject to paragraph 7, if under paragraph 9 the Shareholders do not agree to buy the whole of the Sale Securities, or the sale is for a price not lower than the Fair Market Value, then the Seller may transfer the whole of the Sale Securities to the third party on the terms of the agreement, provided that the third party first executes in the Australian Capital Territory and delivers to the other parties a deed poll in favour of those parties in a form approved by all those parties agreeing to be bound by this Deed and the Joint Venture Agreement as if it were a party to this Deed and the Joint Venture Agreement.

11.  Settlement of Sale

     (a) Completion of any sale must be within 30 days after acceptance of the offer.

     (b) On completion the Seller shall be deemed to have transferred with the Sale Securities all the Seller's right, title and interest in Newco, the XYZ Group and the Channels to the purchaser of the Sale Securities.

     (c) If the Fair Market Value is less than or equal to zero, the Purchaser must pay the Seller $10.00 in consideration of the sale of the Sale Securities and procure Newco and XYZ to repay to the Seller in discharge of the Seller's Loan an amount equal to the aggregate amount of the Seller's Loans less that amount by which the Fair Market Value is less than zero. The Seller must release XYZ and Newco from any obligations to pay the remaining balance of the Seller's Loans.

12.  Public Float

     This paragraph 12 shall only apply to a Sale Notice issued after the fifth anniversary of the Agreement. If the Seller is unable in the six month period referred to in paragraph 9 to achieve a sale in accordance with paragraphs 9 or 10, then at the Seller's option the Shareholders shall jointly use their reasonable efforts to achieve a public float of Securities in Newco and for that purpose shall agree on the appointment of an underwriter to achieve a float (ie. public listing) of Securities on the basis of a return (net of commissions and costs) to the Shareholders of not less than the Fair Market Value of those Securities (`Minimum Return'). If the underwriter in the underwriting process is able to underwrite the Minimum Return the Shareholders shall cause those Securities to be floated on terms and conditions acceptable to the Shareholders (consent not to be unreasonably withheld). If the underwriter is unable to underwrite, (on terms acceptable to the Shareholders), the Minimum Return, then the Shareholders shall engage a second underwriter for the same purpose. If the second underwriter is able to underwrite (on terms acceptable to the Shareholders) the Minimum Return the Shareholders shall then cause those Securities to be floated on terms and conditions acceptable to the Shareholders (consent not to be unreasonably withheld). If the second underwriter is unable to underwrite the Minimum Return, then the Shareholders shall have no obligation to proceed any further with attempts to float Securities and the Seller shall have exhausted its rights under this paragraph 12 and this paragraph shall not apply to any Sale Notice issued by the Seller prior to the expiry of one year after the date of the report of the second underwriter.

     The provisions of this paragraph 12 shall not affect the rights of the Shareholders in relation to any Securities that are not floated.

13.  Nominee

     Any Shareholder may appoint a nominee to acquire in its place any Sale Securities which it is prohibited by law from acquiring, and subject to the approval of the other Shareholders (such approval not to be unreasonably withheld) and provided that the nominee first executes in the Australian Capital

     Territory and delivers to the other parties a deed poll in favour of those parties in a form approved by all those parties, agreeing to be bound by this Deed or the Joint Venture Agreement (as the case may be) as if it were a party to this Deed or the Joint Venture Agreement (as the case may be) that nominee has the rights and duties under this Schedule which the nominating Shareholder would otherwise have had in respect of those Sale Securities.

14.  Time of Essence

     Time is of the essence of this Schedule.

15.  Multiple Notices

     Subject to paragraph 12, any Shareholder may give Sale Notices on more than one occasion. If, subject to any application of paragraph 12, the Seller is unable in the six month period referred to in paragraph 9 to achieve a sale in accordance with paragraphs 9 or 10, then paragraph 1 shall apply.

                                   EXHIBIT 1

                         Further Ventures Agreed Terms